UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event
reported): September 20, 2013

Emerson Electric Co.
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(Exact Name of Registrant as Specified in Charter)

Missouri --------------------------------- (State or Other Jurisdiction of Incorporation)	1-278 ------------------- (Commission File Number)	43-0259330 --------------------------- (I.R.S. Employer Identification Number)

8000 West Florissant Avenue St. Louis, Missouri ------------------------------------------------ (Address of Principal Executive Offices)	63136 ------------------ (Zip Code)

Registrant’s telephone number, including area code:

(314) 553-2000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

The following information is furnished pursuant to Regulation FD.

Emerson 3-Month Orders Growth
(Percentage change versus prior year; trailing 3-month averages, excluding acquisitions and divestitures)

	June ‘13	July ‘13	August ‘13
Process Management	+10 to +15	+10	0 to +5
Industrial Automation	-5	-5 to 0	0 to +5
Network Power	-5 to 0	-5 to 0	-5 to 0
Climate Technologies	0 to +5	0 to +5	+5
Commercial & Residential Solutions	0 to +5	0 to +5	0 to +5
Total Emerson	0 to +5	0 to +5	0 to +5

August    2013 Orders Comments

Trailing three-month orders grew at a rate comparable to the previous two months, as a modest recovery continued but has not accelerated yet. Global business investment experienced a slight upward trend but the macroeconomic environment remains slow and cautious. Underlying market conditions remained unchanged in most businesses, with Process Management continuing to lead growth. Currency translation was negligible in total but mixed across businesses.

Process Management orders increased moderately, supported by continued investment in energy and chemical end markets. Europe and Latin America reported robust growth, benefiting from power projects in Eastern Europe and oil and gas investment in Mexico. North America orders were essentially flat, and Asia declined moderately, as weakness in Australia and India continued to offset strength in China. Currency translation deducted 1 percentage point.

Industrial Automation orders grew for the first time in 18 months, as comparisons eased, demand for industrial goods improved modestly, and currency translation provided a 3 percentage point benefit. Underlying orders remained slightly negative, as declines in the power generating alternators business continued, although at a slower rate. Demand for capital goods continued to recover from protracted weakness, though overall investment levels remained low, especially in U.S. commercial markets.

Network Power orders decreased modestly, as slight underlying growth in the network power systems business was offset by a decline in the embedded computing and power business. Telecommunications infrastructure investment improved, and data center market trends were mixed by geography, with strong demand in Asia, slight growth in Europe, and softer trends in the Americas. Currency translation deducted 1 percentage point.

Climate Technologies order trends improved, supported by solid growth in Asia and Europe and recent large orders in the industrial refrigeration business. The U.S. air conditioning business increased modestly, as mild weather and slow commercial end markets continued to temper growth.

Commercial & Residential Solutions orders growth continued to reflect favorable investment trends in U.S. residential end markets. Growth was led by the professional tools and food waste disposers businesses.

Upcoming Investor Events

On Tuesday, November 5, 2013, Emerson will report fourth quarter and fiscal year 2013 results. Management will discuss the results during a conference call at 3:00 p.m. ET the same day. Interested parties may listen to the live conference call via the Internet by visiting Emerson's website at www.Emerson.com/financial and completing a brief registration form. A replay of the conference call will remain available for approximately three months.

Forward-Looking and Cautionary Statements

Statements in this Current Report on Form 8-K that are not strictly historical may be “forward-looking” statements, which involve risks and uncertainties, and Emerson undertakes no obligation to update any such statements to reflect later developments. These risks and uncertainties include economic and currency conditions, market demand, pricing, protection of intellectual property, and competitive and technological factors, among others, as set forth in the Company's most recent Annual Report on Form 10-K and subsequent reports filed with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date:	September 20, 2013	By:	/s/ John G. Shively
John G. Shively Assistant General Counsel and Assistant Secretary